UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Diversified Real Asset Income Fund (DRA)
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Notice of Annual Meeting of Shareholders to be held on December 16, 2015	901 Marquette Avenue Minneapolis, MN 55402 (800) 257-8787

Diversified Real Asset Income Fund (DRA)

October 26, 2015

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders of Diversified Real Asset Income Fund (“Fund”), a Massachusetts business trust, will be held in the offices of Nuveen Investments, Inc., 901 Marquette Avenue, Minneapolis, Minnesota, on Wednesday, December 16, 2015, at 11:00 a.m., Central time (the “Annual Meeting”), for the following purposes:

1.	To elect Members to the Board of Trustees of the Fund

2.	To transact such other business as may properly come before the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

Shareholders of record at the close of business on October 7, 2015 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

Proxy Statement	901 Marquette Avenue Minneapolis, MN 55402 (800) 257-8787

October 26, 2015

This Proxy Statement is first being mailed to shareholders on or about October 28, 2015.

Diversified Real Asset Income Fund (DRA)

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each Trustee, a “Board Member” and, collectively, the “Board Members”) of Diversified Real Asset Income Fund (the “Fund”), a Massachusetts business trust, of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 901 Marquette Avenue, Minneapolis, Minnesota, on Wednesday, December 16, 2015 at 11:00 a.m., Central time (the “Annual Meeting” ), and at any and all adjournments or postponements thereof.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of the Fund. For purposes of determining the approval of the proposal to elect Board Members of the Fund, abstentions and broker non-votes will have no effect.

Those persons who were shareholders of record at the close of business on Wednesday, October 7, 2015 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of October 7, 2015, the Fund had 20,241,549.63 shares issued and outstanding.

Election of Board Members

At the Annual Meeting, holders of the Fund’s shares will be asked to elect the nominees listed in the table below for a term expiring at the next annual meeting of shareholders or until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of each of such nominees unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board. Pursuant to the organizational documents of the Fund, the Board Members are to be elected by holders of a plurality of the Fund’s shares.

The Fund commenced operations on September 8, 2014, and the Annual Meeting will be the Fund’s first annual shareholder meeting. The Fund was formed from the merger of four closed-end funds (the “Target Funds”) that had been advised by U.S. Bancorp Asset Management, Inc. and sub-advised by Nuveen Fund Advisors, LLC (“NFAL”) and Nuveen Asset Management, LLC.

Each Board Member nominee is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or the Fund’s adviser NFAL (“Adviser”), and has never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, the Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member

Leonard W. Kedrowski 901 Marquette Avenue Minneapolis, MN 55402 1941	Chairman of the Board; Board Member	2014 (since inception) Term: Annual	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993 (two registered investment companies, including six portfolios).	1

Roger A. Gibson 901 Marquette Avenue Minneapolis, MN 55402 1946	Board Member	2014 (since inception) Term: Annual	Advisor/Consultant, Future Freight™, a logistics/supply chain company; former Director, Charterhouse Group, Inc., a private equity firm; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer — Cargo; Independent Board Member, First American Fund Complex since 1997 (two registered investment companies, including six portfolios).	1

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Nuveen Fund Complex Overseen by Board Member

Richard K. Riederer 901 Marquette Avenue Minneapolis, MN 55402 1944	Board Member	2014 (since inception) Term: Annual	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Certified Financial Analyst; non-profit board member; former Director, Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 (two registered investment companies, including six portfolios) and Firstar Funds 1988-2001.	1

James M. Wade 901 Marquette Avenue Minneapolis, MN 55402 1943	Board Member	2014 (since inception) Term: Annual	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 (two registered investment companies, including six portfolios) and Firstar Funds 1988-2001.	1

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders, or, if earlier, until his death, resignation, removal or disqualification.

The dollar range of equity securities beneficially owned by each Board Member in the Fund as of September 30, 2015 is set forth in Appendix A. The number of shares of the Fund beneficially owned by each Board Member and by the Board Members as a group as of September 30, 2015 is also set forth in Appendix A. On September 30, 2015, the Board Members and executive officers of the Fund as a group beneficially owned approximately 31,292 shares of the Fund. As of September 30, 2015, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the Fund’s outstanding shares. As of September 30, 2015, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of October 7, 2015, no shareholder beneficially owned more than 5% of any class of shares of the Fund, except as provided in Appendix B.

None of the Board Members owned beneficially or of record any securities in the Adviser or its affiliates, since the Fund’s commencement of operations.

Compensation

The Board Members currently receive an annual retainer of $40,000 ($66,250 in the case of the Chairman). The Audit Committee Chairman and Governance Committee Chairman each receive an additional $3,750 retainer. The Board Members also receive $1,750 per day when travelling out of town on Fund business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars.

The Fund does not have retirement or pension plans.

The Fund has no employees. The officers of the Fund serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund to each Board Member nominee for the period from September 8, 2014 (the date the Fund commenced operations) through its fiscal year end.

Aggregate Compensation from the Fund

Roger A. Gibson	Leonard W. Kedrowski	Richard K. Riederer	James M. Wade
$29,168	$44,168	$29,168	$26,667

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. When the Board, through its Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes its current structure enhances good and effective governance.

As noted above, the Board consists entirely of Independent Board Members, and the Chairman of the Board is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Leonard W. Kedrowski as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund. The Board has established two standing committees: the Audit Committee and the Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Audit Committee. The purposes of the Audit Committee are (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Fund; (4) to assist Board oversight of the Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Riederer and Mr. Kedrowski as Audit Committee financial experts. The Audit Committee met five times during the fiscal period ended May 31, 2015. A copy of the Audit Committee’s Charter is included in Appendix C.

Governance Committee. The Governance Committee of the Board is responsible for nominating board members and making recommendations to the Board concerning Board composition, committee structure and governance, board member education and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met two times during the fiscal period ended May 31, 2015. A copy of the Governance Committee’s Charter is included in Appendix D.

Board Member Attendance. The Board held five regular quarterly meetings and special meetings during the Fund’s fiscal period ended May 31, 2015. During the last fiscal period, each Board Member attended 75% or more of the Fund’s Board meetings and committee meetings. The Board encourages Board Members to attend annual shareholder meetings of the Fund in person or by telephone. The Annual Meeting is the Fund’s first annual shareholder meeting.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling.

Each Board Member served as Board Member of the Target Funds, as noted in the descriptions below. Because of this experience, each Board Member is knowledgeable regarding the Target Funds’ business and service provider arrangements, as well as the Fund’s current business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of funds in the First American Fund Complex, as indicated in the descriptions below. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.

Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Roger A. Gibson

Mr. Gibson has served as an Independent Board Member of the Fund since its inception and served as a Board Member of each of the Target Funds since August 1998. He is an advisor/consultant for Future Freight™, a logistics/supply chain company. Mr. Gibson also serves as a board member for several non-profit organizations. Prior to his retirement in 2005, Mr. Gibson served in several executive positions for United Airlines, including Vice President and Chief Operating Officer — Cargo. He also served as a director of Charterhouse Group, Inc., a private equity firm. He has served as an Independent Board Member for the First American Fund Complex since 1997.

Leonard W. Kedrowski

Mr. Kedrowski has served as Chairman and Independent Board Member of the Fund since its inception; he served as a Board Member of each of the Target Funds since August 1998 and as Chairman of the Target Funds’ Board since January 2011. He is the Owner and President of Executive and Management Consulting, Inc., a management consulting firm; the Chief Executive Officer of Blue Earth Internet, a web site development company; and a Board member of GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer. Mr. Kedrowski is also a member of the investment advisory committee of Sisters of the Good Shepherd. He is a Certified Public Accountant; and former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director of Andersen Windows, a large privately-held manufacturer of wood windows. Mr. Kedrowski is also a former Director of Protection Mutual Insurance Company, an international property and casualty insurer. He has served as an Independent Board Member for the First American Fund Complex since 1993.

Richard K. Riederer

Mr. Riederer has served as an Independent Board Member of the Fund since its inception; he served as a Board Member of each of the Target Funds since August 2001. He is the owner and Chief Executive Officer of RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; a former director of Cliffs Natural Resources, Inc.; a Certified Financial Analyst; former Chief Executive Officer and President of Weirton Steel Corporation; former Vice President and Treasurer of Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning at Allis Chalmers Corporation, an equipment manufacturing company; and former Chairman at American Iron & Steel Institute, a North American steel industry trade association. He also serves on several non-profit boards. Mr. Riederer has served as an Independent Board Member for the First American Fund Complex since 2001 and prior to that, served as an Independent Board Member for the Firstar Funds from 1988 to 2001.

James M. Wade

Mr. Wade has served as an Independent Board Member of the Fund since its inception; he served as a Board Member of each of the Target Funds since August 2001. He is also currently the owner and President of Jim Wade Homes, a homebuilding company. He formerly served as Vice President and Chief Financial Officer of Johnson Controls, Inc. Mr. Wade has served as an Independent Board Member for the First American Fund Complex since 2001 and prior to that, served as an Independent Board Member for the Firstar Funds from 1988 to 2001.

Board Member Terms. All Board Members of the Fund are elected annually.

Fund Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	2014 (since inception)	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

William Adams IV 333 West Wacker Drive Chicago, IL 60606 1955	Vice President	2014 (since inception)	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Interested Board Member of the Nuveen Funds (195 portfolios) (since 2013); Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	2014 (since inception)	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	88

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	2014 (since inception)	Senior Executive Vice President (since 2015) formerly, Executive Vice President (2008-2015) of Nuveen Investments, Inc.; Executive Vice President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	2014 (since inception)	Managing Director of Nuveen Investments Holdings, Inc.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	2014 (since inception)	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	2014 (since inception)	Managing Director (since 2009) and formerly, Treasurer (2009-2015) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; Chartered Accountant Designation.	196

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	2014 (since inception)	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	2014 (since inception)	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	2014 (since inception)	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	2014 (since inception)	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	2014 (since inception)	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

Name, Address and Year of Birth	Position(s) Held with Fund	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

John G. Wenker 901 Marquette Avenue Minneapolis, MN 55402 1951	Vice President	2014 (since inception)	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto, Managing Director, U.S. Bancorp Asset Management, Inc.	1

David A Yale 901 Marquette Avenue Minneapolis, MN 55402 1956	Vice President	2014 (since inception)	Senior Vice President, Portfolio Manager, Nuveen Asset Management, LLC since January 2011; prior thereto, Senior Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.	1

(1)	Officers serve one year terms ending in June of each year.
(2)	Information as of October 1, 2015.

Audit Committee Report

The Audit Committee and the Board of the Fund has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Fund’s independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Fund’s financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Fund management represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 114.

The Fund’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee has recommended to the Board that, with respect to the Fund, the audited financial statements for the Fund’s most recent fiscal year be included in the Fund’s Annual Report for that fiscal year filed with the SEC.

Members of the Audit Committee:

Roger A. Gibson, Chair

Leonard W. Kedrowski

Richard K. Riederer

James M. Wade

Audit and Related Fees. The following tables provide the aggregate fees billed during the Fund’s last fiscal period by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fund	Fund	Adviser and Adviser Entities	Fund	Adviser and Adviser Entities	Fund	Adviser and Adviser Entities
Fiscal Period Ended May 31, 2015(5)	Fiscal Period Ended May 31, 2015(5)	Fiscal Period Ended May 31, 2015(5)	Fiscal Period Ended May 31, 2015(5)	Fiscal Period Ended May 31, 2015(5)	Fiscal Period Ended May 31, 2015(5)	Fiscal Period Ended May 31, 2015(5)
$103,100	$0	$0	$22,800	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s shares.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(5)	The Fund commenced operations on September 8, 2014.

Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)	Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)	Total
Fiscal Period Ended May 31, 2015(1)	Fiscal Period Ended May 31, 2015(1)	Fiscal Period Ended May 31, 2015(1)	Fiscal Period Ended May 31, 2015(1)
$22,800	$0	$0	$22,800

(1)	The Fund commenced operations on September 8, 2014.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of PwC will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE, NYSE MKT or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal period. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders for the Fund to be held in 2016, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 30, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund not later than September 13, 2016 or prior to August 29, 2016. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund.

Fiscal Year

The last fiscal period end for the Fund was May 31, 2015.

Shareholder Report Delivery

The Fund will furnish, without charge, a copy of its annual report upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 16, 2015:

The Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

October 26, 2015

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in the Fund as of September 30, 2015. The information as to beneficial ownership is based on statements furnished by each Board Member.

Dollar Range of Equity Securities
Board Members/Nominees who are not interested persons of the Fund	Diversified Real Asset Income Fund	Aggregate Dollar Range of Equity Securities In All Funds Overseen or to be Overseen by Board Member/Nominee in Family of Investment Companies
Roger A. Gibson	$10,001-$50,000	$10,001-$50,000
Leonard W. Kedrowski	Over $100,000	Over $100,000
Richard K. Riederer	$0	$0
James M. Wade	$0	$0

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in the Fund as of September 30, 2015. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned by Board Members and Officers
Board Members/Nominees who are not interested persons of the Fund	Diversified Real Asset Income Fund
Roger A. Gibson	1,711
Leonard W. Kedrowski	7,677
Richard K. Riederer	0
James M. Wade	0
All Board Members/Nominees and Officers as a Group	31,292

A-1

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Shares in the Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for the Fund as of October 7, 2015.*

Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,792,180	11.02%

Bulldog Investors LLC, Phillip Goldstein, Andrew Dakos and Steven Samuels Park 80 West 250 Pehle Avenue Suite 708 Saddle Brook, NJ 07663	1,848,023	8.10%

Relative Value Partners, LLC 1033 Skokie Boulevard Suite 470 Northbrook, IL 60062	1,653,996	7.29%

*	The information contained in this table is based on Schedule 13D and 13G and Forms 3, 4 and 5 filings made on or before October 7, 2015.

B-1

APPENDIX C

Diversified Real Asset Income Fund

Audit Committee Charter

Effective as of September 8, 2014 as amended as of June 29, 2015

1.

The Audit Committee of Diversified Real Asset Income Fund (the “Audit Committee”) shall be composed entirely of independent trustees[1] who are not “interested persons” of Diversified Real Asset Income Fund (the “Fund”) within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All Audit Committee members shall be financially literate[2], at least one member shall have accounting or related financial management expertise[3], and at least one member shall be an “Audit Committee Financial Expert” as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002 and as determined by the Fund’s full Board of Trustees (the “Board” or “Board of Trustees”).

2.	The purposes of the Audit Committee are:

(a) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality of the Fund’s financial statements and the independent audit thereof;

(c) to oversee the valuation of the securities held by the Fund;

(d) to assist Board oversight of the Fund’s compliance with legal and regulatory requirements; and

(e) for the Chairman or other Audit Committee members, as needed, to act as a liaison between the Fund’s independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is the responsibility of Nuveen Fund Advisors, LLC (“NFA”), a wholly-owned subsidiary of Nuveen Investments, Inc., and

[1]	A trustee shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Trustees has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Trustees, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[3]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Trustees, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Nuveen Asset Management, LLC, a subsidiary of NFA, (collectively, “Nuveen” or “Management”) to maintain appropriate systems for accounting and internal control and for preparing the Fund’s financial statements, and the independent auditors’ responsibility is to plan and carry out a proper audit of the financial statements.

The Fund’s independent auditors are ultimately accountable to the Board of Trustees and Audit Committee as representatives of shareholders. The Audit Committee and Board of Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to review with Management and the independent auditors the Fund’s audited annual financial statements, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice, and the clarity of the disclosures in the financial statements;

(b) to meet with the Fund’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with Management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iv) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures, and internal accounting controls and Management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Fund’s financial statements; (vi) to review any matters relating to the other information in documents containing the Fund’s audited financial statements; and (vii) to review the results of internal audits of areas that impact the Fund;

(c) to prepare and deliver the Audit Committee reports required to be included in the Fund’s proxy statements;

(d) to receive and consider any communications which the Fund’s principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Fund’s filings on SEC Form N-CSR;

(e) to receive and consider the communications which the Fund’s independent auditors are required to make to the Audit Committee pursuant to SEC Regulation (“Reg”). S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by Management or the auditors;

(g) to ensure that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Fund, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, to evaluate the independence of the independent auditors, and to recommend that the Board of Trustees take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence;

(h) at least annually, to obtain and review a report by the independent auditors describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i) to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (i) the extent to which the independent auditors intend to use the Fund’s internal auditors in the audit; (ii) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (iii) the detection of fraud or illegal acts; (iv) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (v) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (vi) any disagreements or difficulties with Management; (vii) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (viii) any consultations by Management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditors if significant parts of the audit will be performed by other auditors; and (ix) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process.

(j) to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Fund or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund and the accounting firm’s services have a direct impact on the Fund’s operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k) to review the fees charged to the Fund by the independent auditors for audit and non-audit services;

(l) to oversee the valuation of the securities held by the Fund as set forth in paragraph 4 below;

(m) to investigate improprieties or suspected improprieties in Fund operations;

(n) to review procedures to safeguard portfolio securities;

(o) to review the Fund’s back-up procedures and disaster recovery plans;

(p) to discuss policies with respect to risk assessment and risk management;

(q) to meet separately, periodically, with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r) to set clear hiring policies for employees or former employees of the independent auditors; and

(s) to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4.	The Fund’s Board of Trustees has responsibilities regarding the pricing of the Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Audit Committee to address and oversee valuation issues (“Valuation Matters”), subject to the Board’s general supervision of such actions. The Audit Committee is primarily responsible for the oversight of the valuation procedures established by the Board (the “Valuation Procedures”) and actions taken by a committee (the “Nuveen Valuation Committee”) comprised of representatives from Nuveen. The Nuveen Valuation Committee will report Valuation Matters to the Audit Committee and/or the Board of Trustees in accordance with the Fund’s Valuation Procedures. The Audit Committee shall oversee the valuation of the securities held by the Fund as follows:

(a) The Audit Committee is responsible for performing all duties assigned to it under the Fund’s Valuation Procedures, which may be amended by the Board from time to time. The Audit Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to the Fund’s Valuation Procedures. The Nuveen Valuation Committee will determine the value of a security pursuant to the Valuation Procedures in the following circumstances: (i) instances in which Nuveen proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments; (ii) instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and (iii) instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of the Fund’s portfolio securities.

(b) The Audit Committee is responsible for reviewing any “fair value” determinations made by the Nuveen Valuation Committee, in accordance with the Valuation Procedures. In addition, the Audit Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by Nuveen in accordance with the Valuation Procedures.

(c) The Audit Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Audit Committee shall oversee the Fund’s Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Audit Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Fund’s Board of Trustees.

(d) The Audit Committee is responsible for reviewing any issues relating to the valuation of the Fund’s securities brought to the Audit Committee’s attention in accordance with the Fund’s Valuation Procedures, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, net asset value errors and corrections thereto, and other pricing matters.

(e) The Audit Committee is responsible for reviewing any reports or comments from examinations by regulatory authorities relating to valuation matters of the Fund provided to it by Management and shall consider Management’s responses to any such comments. The Audit Committee shall consider and, if it deems it appropriate to do so, recommend that the Board consider any modification to the Fund’s policies and procedures relating to such matters as may be presented to the Audit Committee by Management. The Audit Committee may also meet with regulators, if it deems it necessary or desirable to do so.

(f) The Audit Committee shall meet with members of Management, outside counsel, or others in fulfilling its duties hereunder, including reviewing the Valuation Procedures annually with the assistance of the Fund’s Chief Compliance Officer, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

5.	The Audit Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the Fund’s annual and semi-annual financial statements. The Audit Committee is empowered to hold special meetings, as circumstances require.

6.	The Audit Committee shall regularly meet with the Treasurer of the Fund.

7.	The Audit Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

8.	The Audit Committee also shall act as the Fund’s “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Audit Committee shall:

(a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Fund arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Fund by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b) have the authority and responsibility: (i) to inform the Fund’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Audit Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4)); (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Audit Committee and, if the Audit Committee determines an investigation is necessary or appropriate, to (A) notify the Fund’s Board of Trustees, (B) initiate an investigation, which may be conducted either by the Fund’s chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Audit Committee deems necessary; (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Trustees, by majority vote, that the Fund implement an appropriate response to evidence of a material violation, and (B) inform the Fund’s chief legal officer and chief executive officer (or the equivalents thereof) and its Board of Trustees of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee has recommended the Fund to take.

9.	The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Fund and the authority to retain special counsel and other experts or consultants at the Fund’s expense.

10.	The Audit Committee shall review this Audit Committee Charter at least annually and recommend any changes to the full Board of Trustees for approval.

11.	The Audit Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)	Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)	All critical accounting policies and practices to be used;

(2)	All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i)	Ramifications of the use of such alternative disclosures and treatments; and

(ii)	The treatment preferred by the registered public accounting firm;

(3)	Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)	If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)	A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)	The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

APPENDIX D

DIVERSIFIED REAL ASSET INCOME FUND

GOVERNANCE COMMITTEE

CHARTER

(Effective September 8, 2014)

I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•

Interview and recommend to the Board of Directors of the Fund nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Fund. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[4] of an employee, officer or interested director of the Fund or its affiliates, and (2) a former officer or director of the Fund’s affiliates.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

[4]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs.

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•

Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•

As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Review Director ownership in Fund shares. There is no requirement that Directors own shares of the Fund.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “recommended practices” applicable to the Fund as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund, as appropriate.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	DRA-1215

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Mail

VOTE

Please detach at perforation before mailing.

NUVEEN
Investments

PROXY

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date

DRA_27140_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 901 Marquette Ave Minneapolis, MN 55402 on December 16, 2015

Please detach at perforation before mailing.

DIVERSIFIED ANNUAL MEETING REAL ASSET OF SHAREHOLDERS INCOME FUND PROXY TO BE HELD ON DECEMBER 16, 2015

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Diversified Real Asset Income Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Diversified Real Asset Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, December 16, 2015, at 11:00 a.m. Central time, at the offices of Nuveen Investments, 901 Marquette Ave, Minneapolis, MN 55402, and at any adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Diversified Real Asset Income Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: signing Please as attorney, sign exactly executor, as your administrator, name(s) appear(s) trustee, on guardian this card. When or as custodian for a minor, please sign your name and give your full title as such. name and If signing your name on behalf and of indicate a corporation, your title. please If you sign are a the partner full corporate signing for indicate a partnership, your title. please Joint owners sign the should partnership each sign name, these your instructions. name and Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date DRA_27140_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for Diversified Real Asset Income Fund Shareholders Meeting to Be Held on December 16, 2015.

The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1. Election of Board Members: FOR WITHHOLD FOR ALL

ALL ALL EXCEPT

01. Roger A. Gibson 03. Richard K. Riederer ?

02. Leonard W. Kedrowski 04. James M. Wade ? ? INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL

EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

DRA_27140_093015